UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2017

CHINA AUTO LOGISTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34393	98-065797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement

China Auto Logistics Inc., a Nevada corporation (the “Company”), through its wholly owned subsidiary Ever Auspicious International Limited, a Hong Kong company (“HKCo”), has received several non-interest bearing loans throughout the Company’s existence (totaling approximately $4 million as of September 4, 2017) from Ms. Cheng Weihong, a director and the Senior Vice President of the Company, Chairwoman of Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd., and wife of Mr. Tong Shiping, the Chief Executive Officer and President of the Company. Ms. Cheng Weihong transferred the non-interest bearing loans to Bright Praise Enterprises Limited, a British Virgin Islands corporation (the “Holder”). Prior to the Exchange Agreement (as defined below), the Holder held 40.85% of the outstanding common stock of the Company.

On September 23, 2017, the Company entered into a Debt Exchange Agreement (“Exchange Agreement”) with the Holder pursuant to which the Company agreed to issue 806,000 shares of the Company’s common stock, par value $0.001 (the “Shares”). In exchange for the Shares, the Holder agreed to transfer a receivable of $1,700,660 due from HKCo to the Company creating an intercompany debt between the Company and HKCo. The purchase price for each Share was $2.11 which was the consolidated closing bid price of the Company’s common stock on the NASDAQ Capital Market on September 22, 2017.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement which is attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

The Shares were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report 8-K.

Exhibit Number	Description
10.1	Debt Exchange Agreement, dated September 23, 2017, between China Auto Logistics Inc. and Bright Praise Enterprises Limited

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2017

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer

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